Exhibit 10.2

EXECUTION VERSION

This SECOND AMENDED AND RESTATED NON-RECOURSE CARVEOUT GUARANTY AGREEMENT (this “Agreement”) dated as of April 29, 2019, by Owl Rock Capital Corporation II, a Maryland corporation (the “Guarantor”), in favor of (a) State Street Bank and Trust Company, a Massachusetts trust company, as Collateral Agent (together with its successors and assigns in such capacity, the “Collateral Agent”) for and on behalf of the Secured Parties (as defined in the Credit Agreement referred to below), and (b) Goldman Sachs Bank USA and its affiliates that are successors and assigns (“GS”), amends and restates in its entirety the Amended and Restated Non-Recourse Carveout Guaranty Agreement by the Guarantor in favor of the Collateral Agent and GS dated as of March 11, 2019.

Pursuant to the Sale and Contribution Agreement (the “ORCC II Financing Asset Transfer Agreement”) dated as of December 4, 2017 between the Guarantor, as seller (in such capacity, “Seller”), and ORCC II Financing LLC, a Delaware limited liability company (“ORCC II Financing” and a “Borrower”), as purchaser, the Seller sold and/or contributed and will sell and/or contribute to ORCC II Financing certain loans, debt securities and other obligations and assets in accordance with the terms of the ORCC II Financing Asset Transfer Agreement.

Pursuant to the Credit Agreement (as defined below) OR Lending II LLC, a Delaware limited liability company (“OR Lending II” and a “Borrower”) may originate certain loans, debt securities and other obligations and assets with proceeds of Loans (as defined below) under the Credit Agreement and subsequently transfer such assets to ORCC II Financing.

Pursuant to the Second Amended and Restated Credit Agreement dated as of April 29, 2019 (as amended, modified, supplemented, restated, amended and restated, refinanced or replaced from time to time, the “Credit Agreement”) among ORCC II Financing and OR Lending II, as Borrowers (the “Borrowers”), the Lenders party thereto from time to time, GS, as Administrative Agent (in such capacity, the “Administrative Agent”), the Collateral Agent and the other parties thereto, the Lenders have made a credit facility available to the Borrowers in an initial aggregate principal amount not exceeding (x) in the case of the Class A Loans, U.S.$500,000,000 and (y) in the case of the Class B Loans, U.S.$250,000,000 (such credit facility, as may be increased pursuant to Section 2.1(f) thereof, the “Credit Facility”, and the loans thereunder, the “Loans”).

The Guarantor and the Borrowers are under common ownership and control.  The Guarantor will receive significant benefits by virtue of the transactions under the Credit Agreement and the other Transaction Documents.

It is a condition precedent to the extension of the Credit Facility (and it is a material inducement to the Lenders to make the Loans and for the Administrative Agent and Collateral Agent to enter into the Credit Agreement) that the Guarantor unconditionally guarantee the “Guaranteed Obligations” as hereinafter defined.

Accordingly, for good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

SECTION 1. NATURE AND SCOPE OF UNDERTAKING

1.1.                            Undertaking of Obligation.

The Guarantor hereby irrevocably and unconditionally guarantees to the Guaranteed Parties (as hereinafter defined) the payment and performance of the Guaranteed Obligations (as herein defined) as and when the same shall be due and payable, whether by lapse of time, by acceleration of maturity or otherwise.  The Guarantor hereby irrevocably and unconditionally covenants and agrees that it is fully and personally liable for the Guaranteed Obligations as a primary obligor.

1.2.                            Definitions.

Terms used herein but not otherwise defined have the meanings given to them in the Credit Agreement.  In addition, as used herein:

“Guaranteed Obligations” means, at any time:

(a)                                 all losses, damages, costs, expenses, liabilities, claims and other obligations incurred by the Guaranteed Parties (including reasonable and documented fees of outside counsel and costs reasonably incurred by the Guaranteed Parties in connection with enforcing their rights under this Agreement, but excluding punitive damages), arising out of or in connection with the following:

(1)                                 fraud or bad faith misrepresentation by any of the Sponsor Entities under or in connection with the Transaction Documents or the transactions contemplated thereby;

(2)                                 any Sponsor Entity’s agreement to a material encumbrance being imposed on any or all of the Collateral in violation of the Transaction Documents;

(3)                                 any misappropriation by, or on behalf of, any of the Sponsor Entities of funds, including (x) the bad faith or willful remittance of any Interest Proceeds, Principal Proceeds, Sale Proceeds or other amounts in respect of the Collateral Obligations to an account other than the appropriate Transaction Accounts or (y) the use of any funds by, or for the benefit of, any of the Sponsor Entities other than as permitted pursuant to the terms of the Transaction Documents;

(4)                                 except to the extent permitted under the Transaction Documents, any transfer of any assets from a Borrower Entity to or for benefit of (directly or indirectly) any Sponsor Entity, in each case for less than for reasonably equivalent value; or

(5)                                 any bad faith or willful breach of Section 6.7(e), (f) or (g) of the Credit Agreement or of Section 8.5 of the Credit Agreement; and

(b)                                 the entire amount of the Secured Obligations outstanding at such time, in the event of the following:

(1)                                 any Borrower Entity or the Guarantor (each, a “Covered Entity”) voluntarily commences a bankruptcy or other insolvency proceeding or similar proceeding under any Debtor Relief Law; or

(2)                                 an involuntary bankruptcy or other involuntary insolvency or similar proceeding under any Debtor Relief Law is commenced against a Covered Entity:

(x)                                 by a Sponsor Entity; or

(y)                                 by any other Person (other than a Guaranteed Party), but only if (in the case of this clause (y)) the Sponsor Entities fail to use commercially reasonable efforts to dismiss such proceeding or a Sponsor Entity colluded with any party to cause the filing of such proceeding; or

(3)                                 any bad faith or willful breach (in any material respect) of Section 9(c) or 10 of ORCC II Financing’s constitutive document and Section 9(c) or 10 of OR Lending II’s constitutive document, as amended from time to time, or of Section 5.3 of the Credit Agreement, in each case that results in the substantive consolidation of the assets and liabilities of a Covered Entity with another Covered Entity or with any other Person.

Notwithstanding anything to the contrary in this Agreement or any of the other Transaction Documents, the Guaranteed Parties shall not be deemed to have waived any right which any of them may have under Section 506(a), 506(b), 1111(b) or any other provisions of the Bankruptcy Code (or under any other analogous provisions of any Debtor Relief Law) to file a claim against any Covered Entity (other than the Guarantor) in a case under any Debtor Relief Law for the full amount of the amounts due in respect of the Secured Obligations or to require that all collateral shall continue to secure all of the amounts due in respect of the Secured Obligations in accordance with the Transaction Documents.

“Guaranteed Parties” means the Collateral Agent (on behalf of and for the benefit of the Secured Parties), the Secured Parties and GS.

“Sponsor Entities” means, collectively:

(a)                                 the Borrowers;

(b)                                 the Guarantor;

(c)                                  the Services Provider;

(d)                                 the Sponsor; and

(e)                                  each affiliate, director, officer or employee of any of the entities referred to in clauses (a) through (d) above.

1.3.                            Nature of Undertaking.

This Agreement is an irrevocable, absolute, continuing agreement by the Guarantor to indemnify, save and hold the Guaranteed Parties harmless in respect of the Guaranteed Obligations and not a guaranty of collection.  This Agreement may not be revoked by the Guarantor and shall continue to be effective with respect to all Guaranteed Obligations arising or created after any attempted revocation by the Guarantor.  The fact that at any time or from time to time the Guaranteed Obligations may be increased or reduced shall not release or discharge the obligation of the Guarantor to the Guaranteed Parties with respect to the Guaranteed Obligations.  This Agreement may be enforced by the Collateral Agent (acting upon the written direction of the Requisite Lenders), GS and the other Guaranteed Parties and shall not be discharged by the assignment or negotiation of all or part of the Loans or any of the other Secured Obligations.  This Agreement shall be deemed discharged and the Guarantor shall be released from any and all liability hereunder upon the payment in full of the Obligations in accordance with the terms of the Credit Agreement.

1.4.                            Guaranteed Obligations Not Reduced by Offset.

The parties hereto agree that the Guaranteed Obligations and the liabilities and obligations of the Guarantor to the Guaranteed Parties hereunder shall not be reduced, discharged or released because or by reason of any existing or future offset, claim or defense of the Borrowers or any other party, against the Collateral Agent, GS or any other Guaranteed Party, whether such offset, claim or defense arises in connection with the Guaranteed Obligations (or the transactions creating the Guaranteed Obligations) or otherwise.

1.5.                            Payment By the Guarantor.

If all or any part of the Guaranteed Obligations shall not be punctually paid when due, whether at demand, maturity, acceleration or otherwise, the Guarantor shall, within five days of demand by the Collateral Agent (acting upon the written direction of the Requisite Lenders), and without presentment, protest, notice of protest, notice of non-payment, notice of intention to accelerate the maturity, notice of acceleration of the maturity, or any other notice whatsoever, pay in lawful money of the United States of America, the amount due on the Guaranteed Obligations to the Collateral Agent at the applicable Corporate Trust Office or GS at GS’s address as set forth herein.  Such demand(s) may be made at any time coincident with or after the time for payment of all or part of the Guaranteed Obligations, and may be made from time to time with respect to the same or different items of Guaranteed Obligations.  Such demand shall be deemed made, given and received in accordance with the notice provisions hereof.

1.6.                            No Duty To Pursue Others.

It shall not be necessary for the Collateral Agent, GS, or any other Guaranteed Party (and the Guarantor hereby waives any rights which the Guarantor may have to require the Collateral Agent, GS and each other Guaranteed Party), in order to enforce the obligations of the Guarantor hereunder, first to (i) institute suit or exhaust its remedies against the Borrowers or others liable on the Loans or on the other Guaranteed Obligations or any other Person, (ii) enforce the Collateral Agent’s or GS’s rights (or any other collateral agent’s rights) against any Collateral, as applicable, which shall ever have been given to secure the Guaranteed Obligations, (iii) join the Borrowers or any others liable on the Guaranteed Obligations in any action seeking to enforce this Agreement, (iv) exhaust any remedies available to the Collateral Agent, GS, any such other collateral agent or any other Guaranteed Party against any Collateral, as applicable, which shall ever have been given to secure the Guaranteed Obligations, or (v) resort to any other means of obtaining payment of the Guaranteed Obligations.  No Guaranteed Party shall be required to mitigate damages or take any other action to reduce, collect or enforce the Guaranteed Obligations.

1.7.                            Waivers.

The Guarantor waives any objection to the provisions of the Transaction Documents and hereby waives notice of (i) acceptance of this Agreement, (ii) any amendment, extension or restructuring of the Transaction Documents, (iii) the execution and delivery by the Borrower Entities and the Collateral Agent of any documents arising under Credit Agreement or any other Transaction Documents, as applicable, (iv)  the Collateral Agent’s or GS’s transfer or disposition of the Guaranteed Obligations, or any part thereof, (v) sale or foreclosure (or posting or advertising for sale or foreclosure) of any Collateral for the Guaranteed Obligations, (vi) protest, proof of non-payment or default by the Borrowers, the Guarantor or any other obligor or guarantor, or (vii) any other action at any time taken or omitted by the Collateral Agent or GS and, generally, all demands and notices of every kind in connection with this Agreement, the Transaction Documents, any documents or agreements evidencing, securing or relating to any of the Guaranteed Obligations and the obligations hereby guaranteed.

1.8.                            Payment of Expenses.

In the event that the Guarantor should breach or fail to timely perform any provisions of this Agreement, the Guarantor shall, immediately upon demand by the Collateral Agent or GS, pay the Collateral Agent or GS, as applicable, all costs and expenses (including court costs and reasonable attorneys’ fees and disbursements) incurred and documented by the Collateral Agent or GS in the enforcement hereof or the preservation of the Collateral Agent’s or GS’s rights hereunder.  In no event shall the Collateral Agent or GS be required to pay any of the Guarantor’s costs and expenses in connection with such action or otherwise.

1.9.                            Effect of Bankruptcy.

In the event that, pursuant to any insolvency, bankruptcy, reorganization, receivership or other Debtor Relief Law, or any judgment, order or decision thereunder, or any agreement, stipulation or settlement, the Collateral Agent, GS or any other Guaranteed Party must rescind or restore any payment, or any part thereof, received by the Collateral Agent, GS or such other Guaranteed Party in satisfaction of the Guaranteed Obligations, as set forth herein, any prior release or discharge from the terms of this Agreement given to the Guarantor by the Collateral Agent, GS or any other Guaranteed Party, as applicable, shall be without effect, and this Agreement shall remain in full force and effect.  It is the intention of the Borrowers and the Guarantor that the Guarantor’s obligations hereunder shall not be discharged except by performance of such obligations and then only to the extent of such performance.

1.10.                     Waiver of Subrogation, Reimbursement and Contribution.

Notwithstanding anything to the contrary contained in this Agreement, the Guarantor hereby unconditionally and irrevocably waives any and all rights it may now or hereafter have under any agreement, at law or in equity (including, without limitation, any law subrogating the Guarantor to the rights of the Collateral Agent (on behalf of the Secured Parties) or GS), to assert any claim against or seek subrogation, contribution, indemnification or any other form of reimbursement from the Borrowers or any other party liable for payment of any or all of the Guaranteed Obligations for any payment made by the Guarantor under or in connection with this Agreement or otherwise, in each case until the Secured Obligations have been indefeasibly paid in full.

1.11.                     The Borrowers, Etc.

The term “Borrowers” as used herein shall include any new or successor corporation, association, partnership (general or limited), limited liability company, joint venture, trust or other organization formed as a result of any merger, reorganization, sale, transfer, devise, gift or bequest of either Borrower or any interest in either Borrower; and reference to any other “Covered Entity” or “Sponsor Entity” will include any new or successor corporation, association, partnership (general or limited), limited liability company, joint venture, trust or other organization formed as a result of any merger, reorganization, sale, transfer, devise, gift or bequest of such other Covered Entity or Sponsor Entity.

SECTION 2. EVENTS AND CIRCUMSTANCES NOT REDUCING OR DISCHARGING GUARANTOR’S OBLIGATIONS

The Guarantor hereby consents and agrees to each of the following, and agrees that its obligations under this Agreement shall not be released, diminished, impaired, reduced or adversely affected by any of the following, and waives any common law, equitable, statutory or other rights (including without limitation rights to notice) which the Guarantor might otherwise have as a result of or in connection with any of the following:

2.1.                            Modifications.

Any renewal, extension, increase, modification, alteration or rearrangement of all or any part of the Guaranteed Obligations, the Transaction Documents or any other document, instrument, contract or understanding between the Borrowers and the Guaranteed Parties, or any other parties, pertaining to the Guaranteed Obligations or any failure of the Collateral Agent, GS or any other Person to notify the Guarantor of any such action.

2.2.                            Adjustment.

Any adjustment, indulgence, forbearance or compromise that might be granted or given by the Guaranteed Parties to the Credit Parties or the Guarantor.

2.3.                            Condition of the Borrower Entities or Guarantor.

The insolvency, bankruptcy, arrangement, adjustment, composition, liquidation, disability, dissolution or lack of power of any Covered Entity or any other party at any time liable for the payment of all or part of the Guaranteed Obligations; or any dissolution of any Covered Entity; or any sale, lease or transfer of any or all of the assets of any Covered Entity or any changes in the shareholders, partners or members of any Covered Entity; or any reorganization of any Covered Entity.

2.4.                            Invalidity of Guaranteed Obligations.

The invalidity, illegality or unenforceability of all or any part of the Guaranteed Obligations, or any document or agreement executed in connection with the Guaranteed Obligations, for any reason whatsoever, including without limitation the fact that (i) the Guaranteed Obligations, or any part thereof, exceeds the amount permitted by law, (ii) the act of creating the Guaranteed Obligations or any part thereof is ultra vires, (iii) the officers or representatives executing the Transaction Documents or otherwise creating the Guaranteed Obligations acted in excess of their authority, (iv) the Guaranteed Obligations violate applicable usury laws, (v) any Borrower has valid defenses, claims or offsets (whether at law, in equity or by agreement) which render the Guaranteed Obligations wholly or partially uncollectible from such Borrower or (vi) the creation, performance or repayment of the Guaranteed Obligations (or the execution, delivery and performance of any document or instrument representing part of the Guaranteed Obligations or executed in connection with the Guaranteed Obligations, or given to secure the repayment of the Guaranteed Obligations) is illegal, uncollectible or unenforceable, or (vii) the Transaction Documents have been forged or otherwise are irregular or not genuine or authentic, it being agreed that the Guarantor shall remain liable hereon regardless of whether the Borrowers or any other person be found not liable on the Guaranteed Obligations or any part thereof for any reason.

2.5.                            Release of Obligors.

Any full or partial release of the liability of any Borrower Entity in respect of the Guaranteed Obligations, or any part thereof, or any other person or entity now or hereafter liable, whether directly or indirectly, jointly, severally, or jointly and severally, to pay, perform, guarantee or assure the payment of the Guaranteed Obligations, or any part thereof, it being recognized, acknowledged and agreed by the Guarantor that the Guarantor may be required to pay the Guaranteed Obligations in full without assistance or support of any other party, and the Guarantor has not been induced to enter into this Agreement on the basis of a contemplation, belief, understanding or agreement that other parties will be liable to pay or perform the Guaranteed Obligations, or that the Collateral Agent, GS or any other Guaranteed Party will look to other parties to pay or perform the Guaranteed Obligations.

2.6.                            Other Collateral.

The taking or accepting of any other security, collateral, guaranty or other assurance of payment for all or any part of the Guaranteed Obligations.

2.7.                            Release of Collateral.

Any release, surrender, exchange, subordination, deterioration, waste, loss or impairment (including without limitation negligent, willful, unreasonable or unjustifiable impairment) of any collateral, property or security at any time existing in connection with, or assuring or securing payment of, all or any part of the Guaranteed Obligations.

2.8.                            Care and Diligence.

The failure of the Collateral Agent or GS any other party to exercise diligence in the preservation, protection, enforcement, sale or other handling or treatment of all or any part of such collateral, property or security, including but not limited to any neglect, delay, omission, failure or refusal of the Collateral Agent, GS or any other party (i) to take or prosecute any action for the collection of any of the Guaranteed Obligations or (ii) to foreclose, or initiate any action to foreclose, or, once commenced, prosecute to completion any action to foreclose upon any security therefor, or (iii) to take or prosecute any action in connection with any instrument or agreement evidencing or securing all or any part of the Guaranteed Obligations.

2.9.                            Unenforceability.

The fact that any collateral, security, security interest or lien contemplated or intended to be given, created or granted as security for the repayment of the Guaranteed Obligations, or any part thereof, shall not be properly perfected or created, or shall prove to be unenforceable or subordinate to any other security interest or lien, it being recognized and agreed by the Guarantor that it is not entering into this Agreement in reliance on, or in contemplation of the benefits of, the validity, enforceability, collectability or value of any of the collateral for the Guaranteed Obligations.

2.10.                     Offset.

The Loans, the other Guaranteed Obligations and the liabilities and obligations of the Guarantor hereunder shall not be reduced, discharged or released because of or by reason of any existing or future right of offset, claim or defense of the Borrowers or any other party against the Collateral Agent or any other Guaranteed Party, whether such right of offset, claim or defense arises in connection with the Guaranteed Obligations (or the transactions creating the Guaranteed Obligations) or otherwise.

2.11.                     Merger.

The reorganization, merger or consolidation of any Covered Entity into or with any other corporation or entity.

2.12.                     Preference.

Any payment by the Borrowers or any other Credit Party to any of the Lenders, the Administrative Agent or any other Guaranteed Party is held to constitute a preference under any Debtor Relief Laws, or for any reason to any of the Lenders, the Administrative Agent or any other Guaranteed Party is required to refund such payment or pay such amount to the Borrowers or someone else.

2.13.                     Other Actions Taken or Omitted.

Any other action taken or omitted to be taken with respect to the Transaction Documents, the Guaranteed Obligations, or the security and collateral therefor, whether or not such action or omission prejudices the Guarantor or increases the likelihood that the Guarantor will be required to pay the Guaranteed Obligations pursuant to the terms hereof.  It is the unambiguous and unequivocal intention of the Guarantor that it shall be obligated to pay the Guaranteed Obligations when due, notwithstanding any occurrence, circumstance, event, action, or omission whatsoever, whether contemplated or uncontemplated, and whether or not otherwise or particularly described herein, which obligation shall be deemed satisfied only upon the full and final payment and satisfaction of the Guaranteed Obligations.

SECTION 3. REPRESENTATIONS AND WARRANTIES

The Guarantor represents and warrants to the Guaranteed Parties as follows:

3.1.                            Benefit.

It is under common ownership and control with the Borrowers, and has received, or will receive, direct and indirect benefit from the making of this Agreement with respect to the Guaranteed Obligations.  The entry into this Agreement is in its best interests.

3.2.                            Familiarity and Reliance.

It is familiar with, and has independently reviewed books and records regarding, the financial condition of the Borrower Entities and is familiar with the value of any and all Collateral or collateral intended to be created as security for the payment of the Loans or Guaranteed Obligations; however, it is not relying on such financial condition or the Collateral as an inducement to enter into this Agreement.

3.3.                            No Representation By Collateral Agent, Etc.

No representation or warranty has been made by the Collateral Agent, GS or any other party to it in order to induce it to execute this Agreement.

3.4.                            Guarantor’s Financial Condition.

As of the date hereof, and after giving effect to this Agreement and the contingent obligation evidenced hereby, it is, and will be, solvent, and has and will have property and assets sufficient to satisfy and repay its obligations and liabilities (including contingent liabilities).

3.5.                            Legality.

The execution, delivery and performance by the Guarantor of this Agreement and the consummation of the transactions contemplated hereunder do not, and will not, contravene or conflict with any law, statute or regulation whatsoever to which the Guarantor is subject or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or result in the breach of, any indenture, mortgage, charge, lien, or any contract, agreement or other instrument to which the Guarantor is a party or which may be applicable to the Guarantor.  This Agreement is a legal and binding obligation of the Guarantor and is enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors’ rights.

3.6.                            Survival.

All representations and warranties made by the Guarantor herein shall survive the termination hereof.

3.7.                            Execution and Delivery.

This Agreement has been duly executed and delivered by the Guarantor.

SECTION 4. LIEN SUBORDINATION

4.1.                            Liens Subordinate.

The Guarantor agrees that any liens, security interests, judgment liens, charges or other encumbrances upon the Borrower Entities’ respective assets securing payment of any amounts at any time owing to the Guarantor shall be and remain inferior and subordinate to any liens, security interests, judgment liens, charges or other encumbrances upon the Borrower Entities’ respective assets securing payment of the Guaranteed Obligations, regardless of whether such encumbrances in favor of the Guarantor, the Collateral Agent or GS (or any other Person) presently exist or are hereafter created or attach.  Without the prior written consent of the Collateral Agent (acting at the direction of the Requisite Lenders), the Guarantor shall not (a) exercise or enforce any creditor’s right it may have against the Borrower Entities, or (b) foreclose, repossess, sequester or otherwise take steps or institute any action or proceedings (judicial or otherwise, including without limitation the commencement of, or joinder in, any liquidation, bankruptcy, rearrangement, debtor’s relief or insolvency proceeding) to enforce any liens, deeds of trust, security interests, collateral rights, judgments or other encumbrances on assets of the Borrower Entities (if any) held by the Guarantor.

SECTION 5. MISCELLANEOUS

5.1.                            Waiver.

No failure to exercise, and no delay in exercising, on the part of the Collateral Agent, GS or any other Person, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right.  The rights of the Collateral Agent, GS and the other Guaranteed Parties hereunder shall be in addition to all other rights provided by law.  No modification or waiver of any provision of this Agreement, nor consent to departure therefrom, shall be effective unless in writing and no such consent or waiver shall extend beyond the particular case and purpose involved.  No notice or demand given in any case shall constitute a waiver of the right to take other action in the same, similar or other instances without such notice or demand.

5.2.                            Notices.

Any notice, demand, statement, request or consent made hereunder shall be in writing and shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to and mailed by first class mail return receipt requested, hand delivered, sent by overnight courier service guaranteeing next day delivery or by electronic delivery in legible form at the addresses set forth below or to such other address as either party shall in like manner designate in writing.  The addresses of the parties hereto are as follows:

if to the Guarantor:

c/o Owl Rock Capital Corporation II

399 Park Ave 38th Floor

New York, NY 10022

Telephone:                                   (212) 419-3004

E-mail:                                                        alan@owlrock.com

Attention:                                         Alan Kirshenbaum

if to the Collateral Agent:

State Street Bank and Trust Company, as Collateral Agent

State Street Bank and Trust Company, as Collateral Agent

1 Iron Street

Boston, MA 02210

E-mail:                                                        StateStreetSPV@StateStreet.com

Attention:                                         Structured Trust & Analytics

Ref:                                                                        ORCC II Financing LLC

if to GS:

Goldman Sachs Bank USA

Email:                                                            GS-PFI-Servicing@gs.com; GS-SFL-DESK@gs.com

Attention:                                         Operations

With a copy to:

c/o Goldman, Sachs & Co.

30 Hudson Street, 4th Floor

Jersey City, NJ 07302

5.3.                            Invalid Provisions.

If any provision of this Agreement is held to be illegal, invalid, or unenforceable under present or future laws effective during the term of this Agreement, such provision shall be fully severable and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement, and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Agreement, unless such continued effectiveness of this Agreement, as modified, would be contrary to the basic understandings and intentions of the parties as expressed herein.

5.4.                            Amendments.

This Agreement may be amended only by an instrument in writing executed by the party or an authorized representative of the party against whom such amendment is sought to be enforced.

5.5.                            Parties Bound; Assignment; Joint and Several.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns and legal representatives; provided that the Guarantor may not, without the prior written consent of the Collateral Agent (acting at the direction of the Requisite Lenders) and GS, assign any of its rights, powers, duties or obligations hereunder.

5.6.                            Headings.

Section headings are for convenience of reference only and shall in no way affect the interpretation of this Agreement.

5.7.                            Recitals.

The recital and introductory paragraphs hereof are a part hereof, form a basis for this Agreement and shall be considered prima facie evidence of the facts and documents referred to therein.

5.8.                            Counterparts.

To facilitate execution, this Agreement may be executed in as many counterparts as may be convenient or required.  It shall not be necessary that the signature of, or on behalf of, each party, or that the signature of all persons required to bind any party, appear on each counterpart.  All counterparts shall collectively constitute a single instrument.  It shall not be necessary in making proof of this Agreement to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto.  Any signature page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature pages.

5.9.                            Rights and Remedies.

If the Guarantor becomes liable for any indebtedness owing by any of the Borrower Entities to the Collateral Agent or any other Guaranteed Party, by endorsement or otherwise, other than under this Agreement, such liability shall not be in any manner impaired or affected hereby and the rights of the Collateral Agent, GS or such other Guaranteed Party hereunder shall be cumulative of any and all other rights that the Collateral Agent, GS and such other Guaranteed Parties may have against the Guarantor.  The exercise by the Collateral Agent, GS or any other Guaranteed Party of any right or remedy hereunder or under any other instrument, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy.

5.10.                     Governing Law/Venue.

(a)                                 THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

(b)                                 THE GUARANTOR HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY FEDERAL OR NEW YORK STATE COURT SITTING IN THE BOROUGH OF

MANHATTAN IN THE CITY OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND THE GUARANTOR HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH FEDERAL OR NEW YORK STATE COURT.  THE GUARANTOR HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT THAT IT MAY LEGALLY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING.  THE GUARANTOR IRREVOCABLY CONSENTS TO THE SERVICE OF ANY AND ALL PROCESS IN ANY ACTION OR PROCEEDING BY THE MAILING OR DELIVERY OF COPIES OF SUCH PROCESS TO IT AT THE ADDRESS SET FORTH IN SECTION 5.2 HEREOF.  THE GUARANTOR AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

(c)                                  Without limiting clause (b) above, the Guarantor hereby appoints and consents to CT Corporation (the “Process Agent”) as its agent upon whom process or demands may be served in any action arising out of or based on this Agreement or the transactions contemplated hereby.  The Guarantor may at any time and from time to time vary or terminated the appointment of such Process Agent or appoint an additional process agent; provided that the Guarantor will maintain in the Borough of Manhattan, The City of New York, an office or agency where notices and demands to or upon the Guarantor in respect of this Agreement may be served.

5.11.                     Waiver of Right To Trial By Jury.

THE GUARANTOR, THE COLLATERAL AGENT AND GS HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE PARTIES HERETO.  EACH OF THE GUARANTOR, THE COLLATERAL AGENT AND GS ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR SUCH PARTIES ENTERING INTO THIS AGREEMENT.

5.12.                     Reinstatement in Certain Circumstances.

If at any time any payment of the principal of or interest on the Loans or any other amount payable by the Borrowers under the Transaction Documents is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of a Borrower, or otherwise, the Guarantor’s obligations hereunder with respect to such payment shall be reinstated as though such payment has been due but not made at such time.

5.13.                     Third-party Beneficiary.

Each of the Lenders is an express third-party beneficiary of this Agreement and can enforce rights hereunder.

5.14.                     The Collateral Agent.

It is acknowledged and agreed that, in connection with the Collateral Agent’s acceptance of this Agreement and the exercise of its rights hereunder, the Collateral Agent shall be entitled to all of its rights, benefits, protections and immunities set forth in the Credit Agreement.

[remainder of page intentionally blank]

IN WITNESS WHEREOF, the Guarantor has caused this Agreement to be executed and delivered as of the date set forth above.

GUARANTOR:

OWL ROCK CAPITAL CORPORATION II

By:
Name:
Title:

ACCEPTED:

STATE STREET BANK AND TRUST COMPANY, as Collateral Agent

By:
Name:
Title:

GOLDMAN SACHS BANK USA

By:
Name:
Title:

[Second A&R Non-Recourse Carveout Guaranty Agreement]